EXHIBIT B - FILE NO. 70-7833


                    NATIONAL FUEL RESOURCES, INC.

                            BALANCE SHEET

                          AT MARCH 31, 1997
                             (Unaudited)

               ASSETS
                 Current Assets:
                 Cash                                      $ 1,626,883
                 Short Term Investments                      4,845,020
                 Accounts Receivable                         9,284,244
                 Accounts Receivable-Interco                     7,193
                 Reserve for Bad Debts                        (540,952)
                 Other Current Assets                        1,007,277
                                                           -----------
                                                            16,229,665
                                                           -----------

               Property, Plant, and Equipment
                 Furniture and Fixtures                         68,582
                 Less - Accumulated DD&A                       (34,881)
                                                           -----------
                                                                33,701
                                                           -----------

               Other Assets:
                 Long Term Investments                       1,255,979
                 Other Deferred Debits                         132,251
                                                           -----------
                                                             1,388,230
                                                           -----------

                                                           $17,651,596
                                                           ===========

               LIABILITIES
               Current Liabilities:
                 Accounts Payable                          $ 6,208,499
                 Accrued Liabilities                           617,994
                 Current Income Taxes-Federal                 (508,781)
                 Current Income Taxes-State                      5,047
                 Accounts Payable-Intercompany               1,318,869
                 Dividends Payable                              35,000
                                                           -----------
                                                             7,676,628
                                                           -----------

               Long Term Liabilities:
                 Deferred Income Taxes                        (661,850)
                 Miscellaneous Deferred Credits                589,122
                                                           -----------
                                                               (72,728)
                                                           -----------

               Stockholder's Equity:
                 Common Stock                                   10,000
                 Capital Paid in Excess of Par               3,490,000
                 Retained Earnings                           6,792,696
                 Retained Earnings - Dividends                (245,000)
                                                           -----------
                 Total Equity                               10,047,696
                                                           -----------

                                                           $17,651,596
                                                           ===========